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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2003 (January 30, 2003)

UNITED STATIONERS INC.
(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-10653 (Commission file number)	36-3141189 (I.R.S. employer identification no.)

UNITED STATIONERS SUPPLY CO.
(Exact name of Registrant as specified in charter)

Illinois (State or other jurisdiction of incorporation)	33-59811 (Commission file number)	36-2431718 (I.R.S. employer identification no.)
2200 East Golf Road Des Plaines, Illinois (Address of Principal Executive Offices)		60016-1267 (Zip Code)

Registrants' telephone number, including area code: (847) 699-5000

United Stationers Inc. and United Stationers Supply Co.

Item 5.    Other Events

        On January 30, 2003, United Stationers Inc. reported its earnings for the three and twelve months ended December 31, 2002 and 2001. Attached, as Exhibit 99.1, is a copy of the company's news release dated January 30, 2003.

Item 7.    Financial Statements and Exhibits

  (c)
  Exhibits:

Number	Exhibit
99.1	News release issued by the company on January 30, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED STATIONERS INC. UNITED STATIONERS SUPPLY CO. (Registrants)
Dated: January 31, 2003	By:	/s/ KATHLEEN S. DVORAK Kathleen S. Dvorak Senior Vice President and Chief Financial Officer

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  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURE